EXHIBIT 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

In connection with the accompanying Quarterly Report on Form 10-Q for the six months ended June 30, 2009 and filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael J. Pawelek, Chief Executive Officer of South Texas Oil Company (the “Company”), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 14, 2009	/s/ Michael J. Pawelek
Michael J. Pawelek
Chief Executive Officer